UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2006

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Federal                      000-51208                   20-2659598
----------------------------    ----------------------       -------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                      11201
--------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

     On April 11, 2006 Brooklyn Federal Bancorp, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Meeting"). At the Meeting, the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan (the "Plan") was approved by the requisite vote. The Plan is attached herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     The following Exhibit is attached as part of this report:

          99.1 Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BROOKLYN FEDERAL BANCORP, INC.



DATE:  April 12, 2006                   By:/s/ Angelo J. Di Lorenzo
                                           ------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer